Exhibit 10.2

Lehman Brothers Holdings Inc. Lehman Brothers Commercial Bank Lehman Commercial Paper Inc. Lehman Brothers Inc. 745 Seventh Avenue New York, New York 10019	Merrill Lynch Capital Corporation Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 World Financial Center North Tower 250 Vesey Street New York, New York 10080

August 10, 2007

AMENDMENT NO. 1 TO
COMMITMENT LETTER

PERSONAL AND CONFIDENTIAL

The Home Depot, Inc.
2455 Paces Ferry Road N.W.
Atlanta, Georgia  30339

Attention:              Carol B. Tomé

Chief Financial Officer and

Executive Vice President-Corporate Services

Ladies and Gentlemen:

Reference is made to that certain commitment letter agreement (together with all exhibits and schedules hereto, the “Commitment Letter”) dated July 9, 2007 by and among Lehman Brothers Commercial Bank (together with its designated affiliates, “LBCB”), Lehman Brothers Holdings Inc. (together with its designated affiliates, “LBHI”), Lehman Commercial Paper Inc. (“LCPI” and together with LBCB and LBHI, the “Lehman Lenders”), Lehman Brothers Inc. (“Lehman Brothers” and together with the Lehman Lenders, “Lehman”), Merrill Lynch Capital Corporation (“MLCC”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S” and together with MLCC, “Merrill Lynch”), The Home Depot, Inc., a Delaware corporation (the “Company”), in connection with the Offer to Purchase (as amended on or about the date hereof) and to provide support for the issuance by the Company of commercial paper in connection with such Share Repurchase.  Defined terms not otherwise defined herein shall have the meaning set forth in the Commitment Letter.

This letter (the “Amendment”) hereby amends the Commitment Letter to remove paragraph (f) on Exhibit B and replace it with the following:

“(f)          The Company’s corporate credit ratings shall on the Closing Date be BBB+ or better by S&P and Baa1 or better by Moody’s, and in each case neither ratings organization shall have announced a reduction to a rating below BBB+ or Baa1, as the case may be.”

Except as set forth above, this amendment does not supersede, replace, amend or otherwise modify the Commitment Letter or the commitments or obligations of the parties thereto in any respect.

If you are in agreement with the foregoing, kindly sign and return to us the enclosed copy of this Amendment.

Very truly yours,

LEHMAN BROTHERS HOLDINGS INC.

By:	/s/ Frank P. Turner
Name: Frank P. Turner
Title: Vice President

LEHMAN BROTHERS COMMERCIAL BANK

By:	/s/ Brian McNany
Name: Brian McNany
Title: Authorized Signatory

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Frank P. Turner
Name: Frank P. Turner
Title: Vice President

LEHMAN BROTHERS INC.

By:	/s/ Frank P. Turner
Name: Frank P. Turner
Title: Vice President

MERRILL LYNCH CAPITAL CORPORATION.

By:	/s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

[Signature Page to Amendment]

Accepted and agreed to as of the

date first above written:

THE HOME DEPOT, INC.

By:	/s/ Carol B. Tomé
Name: Carol B. Tomé
Title: Chief Financial Officer and
Executive Vice President-Corporate Services

[Signature Page to Amendment]